UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

10 November, 2012

SURNA INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1103 United Success Commercial Centre 508 Jaffe Road, Causeway Bay Hong Kong
(Address of principal executive offices)

+852.3721.3668
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 14, 2012 Surna Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report a change in the Company’s certifying accountant. This Amendment No. 1 on Form 8-K/A is being filed to amend Item 4.01 of the Form 8-K and attach, under Item 9.01, Exhibit 16.1.

ITEM 4.01

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 10, 2012 the “Company” notified its existing independent registered public accounting firm, MaloneBailey, LLP (“MaloneBailey”) that it had engaged RBSM LLP to become its new independent registered public accounting firm effective with the interim period ended September 30, 2012; this change constituted a dismissal of the former independent registered public accounting firm, MaloneBailey.

MaloneBailey’s reports on the Company’s consolidated financial statements as of and for the two fiscal years ended November 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of MaloneBailey on the Company’s consolidated financial statements for the two fiscal years ended November 30, 2011 and 2010 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended November 30, 2011 and 2010, and the subsequent interim period through November 14, 2012, there were no disagreements between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the consolidated financial statements of the Company for such year.

During the fiscal years ended November 30, 2011 and 2010, and during the subsequent interim period through November 10, 2012, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of this disclosure set forth under this Item 4.01 and requested MaloneBailey to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from MaloneBailey is attached hereto as Exhibit 16.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

16.1*	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated January 8, 2013

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th of January, 2013.

SURNA INC.
BY:	/s/ Richard Clarke
Richard Clarke, President Principal Executive Officer

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